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                          SUPPLEMENT DATED JUNE 3, 2009
                   TO THE PROSPECTUSES DATED MAY 1, 2009, FOR

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE
        CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE (CORP EXEC VI)
               NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE

                                  INVESTING IN
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     This supplement amends the May 1, 2009 prospectuses (the "Prospectuses") for the above referenced variable universal life policies (the "policies"). You should read this information carefully and retain this supplement for future reference together with the Prospectus. All capitalized terms have the same meaning as those included in the Prospectuses.

     The purpose of this supplement is to revise the annual portfolio company operating expense table footnote associated with the MainStay VP ICAP Select Equity-Initial Class Investment Division.

     Keeping this purpose in mind, please note the following:

     In the section of the Prospectuses that sets forth annual portfolio company operating expenses, the language in the footnote associated with the MainStay VP ICAP Select Equity-Initial Class Investment Division is deleted in its entirety and replaced with the following:

               The fees designated as "Advisory Fees" reflect "Management Fees". The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

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                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010